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                                                                    EXHIBIT 23.5

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-3226) of CITGO Petroleum Corporation of our report dated February 26, 2005, relating to the financial statements of LYONDELL-CITGO Refining LP, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
March 31, 2005